                                                                   EXHIBIT 10.15


                                    GUARANTY

            THIS GUARANTY dated as of January 9, 1998 is made by NORTHSTAR PARTNERSHIP, L.P., a partnership having an address at 527 Madison Avenue, New York, New York ("NSP") and KINGSTON WASHINGTON ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership having offices c/o Paul McDonough, Esq., Goodwin, Proctor & Hoar, Exchange Place, Boston, Massachusetts ("Kingston"; NSP and Kingston each being a "Guarantor" and collectively, "Guarantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Lender").

                                   BACKGROUND

            A. Frank-King Associates Limited Partnership, a Massachusetts limited partnership ("Borrower"), is the maker of that certain Note dated as of January 15, 1985 issued to the order of Manufacturers Hanover Trust Company ("MHT", a predecessor in interest to Lender) in the principal amount of $16,000,000, which Note was amended by Endorsement No. 1 to Note dated as of November 27, 1989 to increase it to the principal amount of $17,100,000 and was further amended by Endorsement No. 2 to Note dated as of August __, 1991 (as so amended, the "Original Mortgage Note").

            B. Borrower is also the maker of that certain Revolving Credit Note dated August 4, 1989 to the order of MHT in the maximum principal amount of $4,000,000 (the "Revolving Credit Note"; the Original Mortgage Note and the Revolving Credit Note collectively, the "Original Notes").

            C. The Original Notes were consolidated, extended, amended and restated pursuant to that certain Note Consolidation, Extension, Amendment and Restatement dated as of October 14, 1992 between Borrower and Lender, as further amended by that certain Note Modification and Restatement Agreement dated as of May 23, 1995, as further amended by that certain Note Modification and Restatement Agreement dated as of July 28, 1996 and as further amended by that certain Note Modification and Restatement Agreement dated as of November 25, 1996 between Borrower and Lender (the Original Notes, as consolidated, extended, amended and restated, the "Note"). The Note evidences a loan to Borrower in the original principal amount of $25,500,000 (the "Loan").

            D. The Note is secured, inter alia, by that certain Mortgage dated as of January 15, 1985, recorded in the Office of the Clerk of Suffolk County, Registry of Deeds, in Book 11357, Page 6 as amended and restated by that certain Amendment and Restatement of Mortgage, dated as of January 10, 1986 (the "Amendment and Restatement of Mortgage"), recorded in the Office of the Clerk of Suffolk County, Registry of Deeds, in Book 12340, Page 071, as further amended by that certain Second Amendment to Mortgage
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                                                                               2


dated as of November 27, 1989 (the "Second Amendment to Mortgage"), recorded in the Office of the Clerk of Suffolk County, Registry of Deeds, in Book 16051, Page 066 and as Instrument No. 294, as further amended by that certain Third Amendment to Mortgage and Spreader Agreement, dated as of October 14, 1992 (the "Third Amendment to Mortgage and Spreader Agreement"), recorded in the Office of the Clerk of Suffolk County, Registry of Deeds, in Book 17779, Page 265, as further amended by that certain Agreement of Extension and Modification of Mortgage dated as of May 23, 1995 (the "1995 Mortgage Modification"), recorded in the Office of the Clerk of Suffolk County, Registry of Deeds as Instrument No. 498, as further amended by that certain Agreement of Extension and Modification of Mortgage dated as of June 28, 1996 (the "June, 1996 Mortgage Modification") recorded in the Office of the Clerk of Suffolk County, Registry of Deeds as Instrument No. __ and as further amended by that certain Modification of Mortgage dated as of November 25, 1996 (the "November, 1996 Mortgage Modification") between Mortgagor and Mortgagee and recorded in the Office of the Clerk of Suffolk County, Registry of Deeds, in Book 21037, Page 243 (such mortgage, as amended and restated by the Amendment and Restatement of Mortgage, the Second Amendment to Mortgage, the Third Amendment to Mortgage and Spreader Agreement, the 1995 Mortgage Modification, the June, 1996 Mortgage Modification and the November, 1996 Mortgage Modification, being hereinafter defined as the "Mortgage").

            E. In connection with the Note and the Mortgage, Kingston and Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey"; Odyssey and Kingston each being an "Existing Guarantor" and collectively, "Existing Guarantors") executed and delivered to Lender that certain Amended and Restated Guaranty dated as of October 14, 1992 between Guarantors and Lender, as amended and reaffirmed by that certain Amendment and Reaffirmation of Amended and Restated Guaranty dated as of May 23, 1995, as amended and reaffirmed by that Certain Amendment and Reaffirmation of Amended and Restated Guaranty dated as of June 28, 1996 and as amended and reaffirmed by that certain Amendment and Reaffirmation of Amended and Restated Guaranty dated as of November 25, 1996 (collectively, the "Existing Guaranty"), which Existing Guaranty consolidated, amended and restated the following guarantees: (i) that Guaranty dated as of January 15, 1985 made by Existing Guarantors, Harold A. Theran ("Theran") and Austin L. Cable ("Cable") in favor of MHT as amended by (a) Amendment to Guaranty dated December 30, 1986 and (b) Second Amendment to Guaranty dated as of November 27, 1989 and (ii) that certain Guaranty of Specific Obligations and Security Agreement dated August 4, 1989 made by Theran, Cable and Odyssey in favor of MHT. Pursuant to the Existing Guaranty, Existing Guarantors guaranteed payment of Borrower's obligations under the Note, the Mortgage and the other loan documents delivered in connection therewith, subject to certain limitations set forth in the Existing Guaranty.

            F. It is a condition of Lender's agreement to release the Existing Guaranty that Guarantors execute and deliver this Guaranty.

            Guarantors, jointly and severally, agree as follows:

            l. Guaranty. Each Guarantor, as a primary obligor and not merely as a surety, unconditionally and irrevocably guarantees to Lender the prompt and complete payment when
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                                                                               3


due, subject to the limitations hereinafter set forth, (whether at the stated maturity, by acceleration or otherwise) of (i) all principal and interest due under the Note, (ii) all real estate taxes and insurance obligations of Borrower arising under or in connection with the Mortgage, (iii) all costs and expenses of Borrower arising under the Note and (iv) all legal fees, costs and expenses payable by Borrower to Lender under the Note, the Mortgage or any other document or instrument evidencing, securing or otherwise relating to the Loan (the Note, the Mortgage and any other document or instrument evidencing, securing or otherwise relating to the Loan being referred to collectively as the "Loan Documents"), and each Guarantor further agrees to pay any and all expenses which may be incurred by Lender in collecting any or all of the obligations of Guarantor under this Guaranty and/or enforcing any rights under this Guaranty. The obligations and liabilities of each Guarantor to Lender under (i) and (ii) above are referred to collectively in this Guaranty as the "Guaranteed Obligations". The obligations of Borrower to Lender under the Loan Documents are referred to collectively in this Guaranty as the "Obligations".

            As used herein, the term "interest" shall mean the obligation of Borrower to pay interest as provided in the Note when such payment is due, whether before or after maturity (including after acceleration) and both before and after judgment. For purposes of this definition (i) in the event of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Borrower, interest shall be deemed to accrue at the rate stated in the Note and shall be included in the Guaranteed Obligations hereunder whether or not a claim for post-filing or post-petition interest would be allowed in such case, proceeding or action and (ii) the term "interest" shall be deemed to include any monthly interest payments due by Borrower to Lender under the Note.

            Notwithstanding anything herein contained to the contrary or the aggregate amount of the Obligations at any time or from time to time payable or to be payable by Borrower to Lender, the liability of Guarantors to Lender hereunder for the principal amount of the Note (the "Principal Guaranty Amount") shall not exceed $2,266,000 in the aggregate plus the expenses of collection and enforcement mentioned in the immediately preceding paragraph. Guarantors agree that the Obligations may at any time and from time to time exceed the amount of the liability of Guarantors hereunder without impairing this Guaranty or affecting the rights and remedies of Lender hereunder. Guarantors agree that whenever at any time or from time to time it shall make any payment to Lender hereunder on account of Guarantors' liability hereunder, they will notify
Lender in writing that such payment is made under this Guaranty for such purpose. Except as provided above, no payment or payments made by Borrower or any other person or received or collected by Lender from Borrower or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantors hereunder which shall, notwithstanding any such payment or payments, remain liable in the amount above stated for the Guaranteed Obligations until the earlier of (i) the date upon which the Obligations of Borrower under the Loan Documents are paid in full
or
(ii) the date upon which the Guaranteed Obligations under this Guaranty are paid in full.
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                                                                               4


            2. Right of Set-Off. NSP irrevocably authorizes Lender upon the occurrence of an Event of Default (as defined in the Mortgage), without notice to NSP, to set off and apply any and all deposits and any other credits or claims held or owing by Lender to or for the credit or the account of NSP, or any part thereof in such amounts as Lender may elect, against and on account of the obligations and liabilities of NSP to Lender under this Guaranty, whether or not Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Lender agrees to notify NSP promptly of any such set-off and the application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. This right of set-off applies only with regard to those NSP accounts held which relate to this transaction.

            Kingston irrevocably authorizes Lender upon the occurrence of an Event Default (as defined in the Mortgage) without notice to Kingston to set off and apply any and all deposits and any other credits or claims held or owing by Lender to or for the credit or the account of Kingston, or any part thereof in such amounts as Lender may elect, against and on account of the obligations and liabilities of Kingston to Lender under this Guaranty, whether or not Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Lender agrees to notify Kingston promptly of any such set-off and the application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

            3. Waiver of Subrogation. Notwithstanding anything to the contrary in this Guaranty, each Guarantor hereby irrevocably waives all rights which may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the Federal Bankruptcy Code, including
Section 509 thereof, under common law or otherwise) of Lender against Borrower or against any collateral security or guarantee or right of offset held by Lender for the payment of the Obligations. Each Guarantor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against Borrower or any other person which may have arisen in connection with this Guaranty. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of Borrower to Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Lender may determine. The provisions of the first two sentences of this Paragraph shall survive the term of this Guaranty and the payment in full of the Obligations and the Guaranteed Obligations.

            4. Amendments to Loan Documents; Demands. Each Guarantor shall remain obligated under this Guaranty notwithstanding that, without any reservation of rights against each Guarantor and without notice to or further consent by such Guarantor, the Obligations, or the liability of any other party upon or for any part of the Obligations, may, from time to time, in whole or in part, be renewed, amended, amended, modified, accelerated, compromised, waived, surrendered or released by Lender and the Note, the Mortgage or any of the other Loan Documents may be amended, restated, replaced, modified, supplemented or
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                                                                               5


terminated, in whole or in part. For the purposes of this Guaranty, any reference to the Note, the Mortgage or any other Loan Document shall mean such document as it now exists and as it may be modified, amended, restated, replaced, renewed or amended from time to time. When making any demand against any Guarantor, Lender may, but shall be under no obligation to, make a similar demand on Borrower or any other guarantor and any failure by Lender to make any such demand or to collect any payments from Borrower or any other guarantor shall not relieve such Guarantor of any of its liabilities under this Guaranty and shall not impair or affect the rights and remedies of Lender against such Guarantor.


            5. Guaranty Absolute and Unconditional; Waivers. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or the Guaranteed Obligations and notice of or proof of reliance by Lender upon this Guaranty or acceptance of this Guaranty. The Guaranteed Obligations and the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Borrower with respect to the Obligations. Each Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity, regularity or enforceability of the Note, the Mortgage, any of the Loan Documents or any of the Obligations or Guaranteed Obligations, (b) any defense, set-off or counterclaim which at any time may be available to or be asserted by Borrower against Lender or (c) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Obligations or the Guaranteed Obligations, or of any Guarantor under this Guaranty, in bankruptcy or in any other instance, except for payment in full of such Obligations or Guaranteed Obligations. Each Guarantor waives any right to require Lender to proceed against any collateral security in any manner which would preserve any right of subrogation which such Guarantor might have against Borrower and also waives any defense arising from any action by Lender which may limit or affect adversely any such right of subrogation and any defense based on any statutory or other limitation of the amount of any deficiency judgment available to Lender after foreclosure or other proceedings to realize upon any collateral security. When pursuing its rights and remedies against any Guarantor, Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against Borrower or any other person or entity or against any collateral security or guaranty for the Obligations or the Guaranteed Obligations and any failure by Lender to pursue such other rights or remedies or to collect any payments from Borrower or any such other person or entity or to realize upon any such collateral security or guaranty, or any release of Borrower or any such other person or entity or any such collateral security or guarantee, shall not relieve such Guarantor of any liability, and shall not impair or affect the rights and remedies of Lender against such Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor until the earlier of (i) the date upon which all the Obligation of Borrower under the Loan Documents are paid in full or (ii) the date upon which the Guaranteed Obligations under this Guaranty are paid in full.

            6. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the
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                                                                               6


Obligations or Guaranteed Obligations is rescinded or otherwise must be restored or returned by Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or substantial part of its property, or otherwise, all as though such payments had not been made.

            7. Subordination. (a) All indebtedness, liabilities and obligations of Borrower to any Guarantor, whether secured or unsecured and whether or not evidenced by any instrument, now existing or subsequently created or incurred, are and shall be subordinate and junior in right of payment to the Guaranteed Obligations.

            (b) No Guarantor shall sell, assign or otherwise transfer, in whole or in part, or create, incur or suffer to exist any security interest, lien, charge or other encumberance with respect to any indebtedness, liabilities or obligations of Borrower to such Guarantor or any instrument or document evidencing or securing the same unless, in any such case, the person or entity to whom such sale, assignment or transfer is made or the beneficiary of such security interest, lien, charge or encumbrance acknowledges the foregoing subordination and agrees to be bound thereby.

            (c) Each Guarantor shall cause each document or instrument evidencing or securing any indebtedness, liabilities or obligations of Borrower to such Guarantor to contain a statement or legend to the effect that such indebtedness, liabilities or obligations are subordinate and junior in right of payment to the Guaranteed Obligations in the manner and to the extent set forth in this Guaranty.

            (d) Should any payment or distribution or security, or any proceeds thereof, be collected or received by any Guarantor in respect of any indebtedness, liabilities or obligations of Borrower to such Guarantor, and such collection or receipt is not permitted under the subordination provisions of this Guaranty, such Guarantor shall immediately turn over such payment, distribution or security or proceeds to Lender, in the form received, and, until so turned over, the same shall be held in trust by such Guarantor as the property of Lender.

            (e) For purposes of this Guaranty "subordinate and junior in right of payment" shall mean:

                  (i) No part of any subordinated indebtedness, liabilities or obligations shall have any claim to the assets of Borrower on a parity with or prior to the claim of the Guaranteed Obligations or the principal amount of the Loan and other amounts due under the Note, the Mortgage and the other Loan Documents. Unless and until the Guaranteed Obligations shall have been fully paid and satisfied, no Guarantor will take, demand or receive, directly or indirectly, by set-off, redemption, purchase or in any manner, any payment or security for the whole or any part of any subordinated indebtedness, liabilities or obligations, and no Guarantor will accelerate the scheduled maturities of any amounts owing on account of such indebtedness, liabilities or obligations or demand payment thereof; provided that so long as no default under this

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            Guaranty or any Event of Default (as such term is defined in each of the Loan Documents) under the Note, the Mortgage or any other Loan Document exists or would be in existence immediately after giving effect to such payment, such Guarantor may receive currently, scheduled payments on account of such indebtedness, liabilities and obligations; and

                  (ii) No Guarantor will enforce or take any action to enforce or collect any subordinated indebtedness, liabilities or obligations or any part thereof or to enforce any lien or security interest securing payment or performance of subordinatedd indebtedness, liabilities or obligations or exercise any claims, rights, remedies or powers in connection with such indebtedness, liabilities or obligations; provided that so long as no default under this Guaranty or any Event of Default (as such term is defined in each of the Loan Documents) under the Note, the Mortgage or any other Loan Document exists or would be in existence immediately after giving effect to such payment, such Guarantor may receive currently scheduled payments on account of such indebtedness, liabilities and obligations.

                  (iii) In the event of:

                  (A) any distribution, division or application, partial or
            complete, voluntary or involuntary, by operation of law or otherwise, of all or any substantial part of the property, assets or business of Borrower or the proceeds thereof, to any creditor or creditors of Borrower, or

                  (B) any liquidation, dissolution or other winding-up of
            Borrower or its business or any sale, receivership, insolvency, reorganization or bankruptcy proceedings, assignment for the benefit of creditors, arrangement or any proceeding by or against Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, Federal or state, or any law, Federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, or

                  (C) any indebtedness of Borrower to any Guarantor being
            declared due and payable prior to its stated maturity, or

                  (D) the indebtedness evidenced by the Note becoming or being declared to be due and payable and not being paid in accordance with its terms,

then and in any such event any payment or distribution of any kind or character, whether in cash, property or securities which, but for the subordination provisions contained herein would be payable or deliverable to any Guarantor shall instead be paid over or delivered to Lender for application to payment or prepayment of the Guaranteed Obligations, and no Guarantor shall receive any such payment or distribution therefrom unless and until the Guaranteed Obligations have been fully paid and satisfied.

            (f) Notwithstanding the foregoing, Guarantors shall be permitted to receive distributions of net cash flow from the operation of the Mortgaged Property made by Borrower to its partners.

            8. Payments. Each Guarantor hereby agrees that payments under this Guaranty will be paid to Lender without set-off or counterclaim in U.S. Dollars at the office of Lender located at 380 Madison Avenue, New York, New York.

            9. Representations and Warranties. (a) Each Guarantor represents and warrants that:

            (i) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity or the availability of specific performance or other equitable relief; and

            (ii) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the actual knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guaranty or in any way relating to the Loan or (ii) which could have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor.

            (b) NSP represents and warrants that

            (i) the most recent balance sheet of NSP, which NSP represents is that balance sheet which is attached to the Offering Memorandum of NSP, subject to completion, dated November 28, 1997, as the same may have been updated in a final memorandum, has been prepared in accordance with generally accepted accounting principles and received by independent certified public accountants, and is complete and correct in all material respects and presents fairly the financial condition of such Guarantor as of such date. Since the date of such statement there has been no material adverse change in the business, operations, property or financial or other condition of such Guarantor. Such Guarantor has no material contingent obligation, contingent liability or liability for taxes which is not reflected on such balance sheet. All other financial information provided by such Guarantor to Lender is complete and accurate in all material respects;

            (ii) Such Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings);

            (iii) it qualifies as a "venture capital operating company" (a "VCOC") or a "real estate operating company" (a "REOC") or otherwise complies with an exception set forth in Department of Labor Regulations codified at 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") such that the assets of such Guarantor would not be subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); and

            (iv) the execution and delivery of this Guaranty and any other agreement to be entered into in connection herewith by such Guarantor or its affiliates, in and of itself, will not result in a nonexempt "prohibited transaction" under Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code, between the Lender and any entity owning an equity interest in such Guarantor which is an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA or a "plan" (within the meaning of Section 4975(c)(1) of the Code).

      (c) Kingston represents and warrants that

            (i) the most recent balance sheet of such Guarantor delivered to Lender is complete and correct in all material respects and presents fairly the financial condition of such Guarantor as of such date. Since the date of such statement there has been no material adverse change in the business, operations, property or financial or other condition of the Guarantor. Such Guarantor has no material contingent obligation, contingent liability or liability for taxes which is not reflected on such balance sheet. All other financial information provided by such Guarantor to Lender is complete and accurate in all material respects;

            (ii) such Guarantor has filed or caused to be filed all tax returns required to be filed by it, and has paid all taxes due on said returns or on any assessments made against it (other than those being contested in good faith by appropriate proceedings);

            (iii) it qualifies as a "venture capital operating company" (a "VCOC") or a "real estate operating company" (a "REOC") or otherwise complies with an exception set forth in Department of Labor Regulations codified at 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulation") such that the assets of such Guarantor would not be subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"); and

            (iv) the execution and delivery of this Guaranty and any other agreement to be entered into herewith in connection by such Guarantor or its affiliates, in and of itself, will not result in a nonexempt "prohibited transaction" under Section 406(a) of ERISA or Section 4975(c)(1)(A)-(D) of the Code, between the Lender and any entity owning an equity interest in such Guarantor which is an "employee benefit plan" (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA or a "plan" (within the meaning of Section 4975(e)(1) of the Code).

            10. Covenants. (a) Each Guarantor covenants and agrees that such Guarantor will deliver to Lender as soon as available, but in any event within 120 days after the end of each fiscal year of such Guarantor, (i) with respect to Kingston, a copy of the unaudited balance sheet of such Guarantor and (ii) with respect to NSP, a copy of the balance sheet of such Guarantor as of the end of such year and prepared in accordance with generally accepted accounting principles and reviewed by independent certified public accountants acceptable to Lender. All financial statements furnished by each Guarantor shall be complete and correct in all material respects and, with respect to NSP, be prepared in reasonable detail and in accordance with generally accepted accounting principles.

            (b) Kingston covenants and agrees that such Guarantor will deliver or cause to be delivered to Lender as soon as available, but in any event within 120 days after the end of each calendar year a copy of the unaudited balance sheet of E. Peter Krulewitch, a general partner in Kingston. All financial statements furnished pursuant to this subsection shall be complete and correct in all material respects and be prepared in reasonable detail.

            (c) NSP shall at all times retain no less than a ten percent (10%) legal and equitable ownership interest, direct or indirect, in Borrower.

            (d) Neither Guarantor shall take any action, or omit to take any action, which would give rise to a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that is reasonably likely to subject the Lender to any material tax or penalty on prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

            (e) Neither Guarantor shall fail or cease to qualify as a REOC or a VCOC or otherwise meet an exception under the Plan Assets Regulations where such failure or cessation could result in the assets of the Guarantor being subject to Title I of ERISA under circumstances that are reasonably likely to give rise to a nonexempt prohibited transaction (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) that could subject the Lender to any material tax or penalty on prohibited transactions imposed under Section 4975 of the Code or Section 502(i) of ERISA.

            11. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceablilty without invalidating the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            12. No Waiver; Cumulative Remedies. Lender will not by any act, delay, omission or otherwise be deemed to have waived any right or remedy under this Guaranty or to have acquiesced in any default or event of default under the Note, the Mortgage or any of the other Loan Documents. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege under this Guaranty shall operate as a waiver. A waiver by Lender of any right or remedy under this Guaranty on any one occasion shall not be construed as a bar to any right or remedy which Lender otherwise would have on any future occasion. The rights and remedies provided to Lender are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

            13. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and Lender. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Lender and its successors and assigns.

            14. Governing Law; Submission to Jurisdiction. This Guaranty is made and delivered in New York, New York, and shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without regard to principles of conflict of laws. All judicial actions, suits or proceedings brought against any Guarantor with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guaranty or any transaction contemplated or for recognition or enforcement of any judgment rendered in any such proceedings may be brought in any state or federal court of competent jurisdiction in the City of New York. By execution and delivery of this Guaranty, each Guarantor accepts, generally and unconditionally, the nonexecutive jurisdiction of such courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Guaranty or any transaction contemplated hereby from which no appeal has been taken or is available. Each Guarantor irrevocably (a) agrees to notify Lender immediately by registered or certified mail if such agent shall refuse to, or be prevented from, acting as agent and, in such event, promptly to designate another agent in the City of New York, satisfactory to Lender, to serve in place of such agent and deliver to Lender written evidence of such substitute agent's acceptance of such designation; (b) agrees to service of process in any legal proceeding by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid to the then active agent or each Guarantor with the name and address set forth in Section 15, below, or such other address of which Lender shall have been notified in writing, regardless whether such address is within or without the jurisdiction of any such court; and (c) agrees that nothing herein shall affect Lender's right to effect service of process in any manner permitted by law, and that Lender shall have the right to bring any legal proceedings (including a proceeding for enforcement of a judgment entered by any of the aforementioned courts) against such Guarantor in any other court or jurisdiction in accordance with applicable law. Each Guarantor and Lender hereby irrevocably waives trial by jury and each Guarantor hereby irrevocably waives any objections, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it now or hereafter may have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or limit the right of Lender to bring any action, suit or proceeding against any Guarantor in the court of any jurisdiction. Each Guarantor acknowledges that final judgment against it in any action, suit or proceeding referred to in this Section shall be conclusive and may be enforced in any other jurisdiction, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of such Guarantor's indebtedness.

            15. Notices. All notices, requests and demands under this Guaranty shall be in writing and shall be deemed to have been sufficiently given or served when (i) presented personally, (ii) when delivered to an overnight courier service with guaranteed next business day delivery or (iii), if deposited in the mail, postage prepaid, certified or registered, addressed to NSP c/o NorthStar Capital Partners at 527 Madison Avenue, New York, New York, Attention: Peter Ahl and to Kingston c/o Richards & O'Neill at 598 Madison Avenue, New York, New York, Attention: Robert
N. Saffron, to Lender at The Chase Manhattan Bank Real Estate Finance Group, 380 Madison Avenue, New York, New York, Attention: Fran M. Nuchims and to Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022,
Attention: Robert J. Wertheimer Esq., upon actual receipt of such mailing. Any party may change its address by notice to the other parties.

            16. Limitation on Liability Not Applicable. The Note and the other Loan Documents contain provisions which limit Lender's action upon a default under the Note to an action of foreclosure and realization on the collateral encumbered thereby and prohibit any action to recover a deficiency judgment following foreclosure and realization on the collateral encumbered thereby. None of the foregoing provisons shall be construed to abrogate or limit any Guarantors' obligations hereunder.

            17. Non-Recourse. Anything contained in this Guaranty to the contrary notwithstanding, Lender's recourse with respect to any claims arising under or in connection with this Guaranty with respect to NSP shall be limited solely to the assets of NSP, and none of any (i) affiliate of NSP, (ii) Person owing, directly or indirectly, any legal or beneficial interest of NSP, or (iii) partner, principal, officer, controlling person, beneficiary, trustee, advisor, shareholder, employee, agent, nominee, affiliate or director of any person described in clause (i) or (ii) above shall be personally liable for the performance of any obligation hereunder or the payment of any amount due hereunder.

            This Guaranty has been duly executed by the undersigned.

                           NORTHSTAR PARTNERSHIP, L.P.

                           By: NORTHSTAR CAPITAL INVESTMENT
                               CORP.


                               By: /s/ W. Edward Scheetz
                                  --------------------------------
                                  Name: W. Edward Scheetz
                                  Title:

                           KINGSTON WASHINGTON ASSOCIATES
                           LIMITED PARTNERSHIP


                               By: /s/ E. Peter Krulewitch
                                  -------------------------------
                                  Name: E. Peter Krulewitch
                                  Title:

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

      On this 9th day of January, 1998 before me came W. Edward Scheetz, to me known, who, being duly sworn, did depose and say that he resides at _____________________, that he is __________________ of NorthStar Capital
Investment Corporation, the general partner of NorthStar Partnership, L.P., the partnership described in the foregoing instrument, and he acknowledged that he executed the same as the free act and deed of the aforesaid general partnership.


                                        /s/ Mary Lynn Sekosky

                                        Notary Public

                                                 MARY LYNN SEKOSKY
                                         Notary Public State of New York
                                                 No. 20-4631235
                                            Qualified in Nassau County
                                        Commission Expires March 30, 1998

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

      On this 9th day of January, 1998 before me came E. Peter Krulewitch, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________, that he is a general partner of Kingston Washington Associates Limited Partnership, the Massachusetts limited partnership described in the foregoing instrument, and he acknowledged that the executed he same as the free act and deed of the aforesaid general partnership.


                                        /s/ Mary Lynn Sekosky

                                        Notary Public

                                                 MARY LYNN SEKOSKY
                                         Notary Public State of New York
                                                 No. 20-4631235
                                            Qualified in Nassau County
                                        Commission Expires March 30, 1998